Exhibit 99.1

CONTACTS:

Christine Nakamoto, investor relations

408.617.7626

christine.nakamoto@palm.com

Marlene Somsak, media relations

408.617.7451

marlene.somsak@palm.com

Palm Reports Q1 FY07 Results

Revenue Totals $355.8M; Operating Income Up 28% Year-over-Year

SUNNYVALE, Calif., Sept. 21, 2006 – Palm, Inc. (Nasdaq: PALM) today reported revenue of $355.8 million in the first quarter of fiscal year 2007, ended Sept. 1, up 4 percent from the year-ago period. Operating income rose 28 percent from the year-ago period.

Net income in the fiscal quarter totaled $16.5 million, or $0.16 per diluted share. Net income included stock-based compensation expense of $6.7 million and amortization of intangible assets of $0.3 million. This is the first quarter in which Palm implemented SFAS 123(R), which includes the expensing of stock options, restricted stock and the company’s employee stock purchase plan in GAAP(1) results. This compares to net income for the first quarter of fiscal year 2006 of $18.2 million, or $0.18 per diluted share.

Net income for the quarter, on a non-GAAP basis, totaled $21.5 million, or $0.21 per diluted share, excluding stock-based compensation expense and amortization of intangible assets, and adjusting the income-tax provision to 40 percent. This compares to non-GAAP net income in the first quarter of fiscal year 2006 of $13.7 million, or $ 0.13 per diluted share, excluding amortization of intangible assets and deferred stock-based compensation and adjusting the income tax provision to 40 percent.

“We executed well on a number of fronts, significantly increasing profits and Treo sell-through,” said Ed Colligan, Palm president and chief executive officer. “The product announcements we made this month put us in an even better position to meet marketplace demands and extend our worldwide reach.”

In a related news release issued today, the company announced that it has received approval from its board of directors to repurchase up to $250 million worth of Palm shares outstanding.

Second Quarter Fiscal Year 2007 Outlook

Based on current trends, Palm provided its outlook for financial results in the second quarter of fiscal year 2007, which ends Dec. 1. The company expects the following:

•	Revenue to be in the range of $430 million to $450 million;

•	Gross margin to be between 33.3 percent and 33.8 percent on a GAAP basis and between 33.5 percent and 34.0 percent on a non-GAAP basis;

•	Operating expenses to be between $121 million and $124 million on a GAAP basis and between $115 million and $118 million on a non-GAAP basis;

•	The tax rate on a GAAP basis to be 42.5 percent and, on a non-GAAP basis, 40 percent;

•	Earnings per diluted share to be between $0.15 and $0.18 on a GAAP basis and between $0.20 and $0.23 on a non-GAAP basis; and

•	SFAS 123(R) stock-based compensation expense, before taxes, to be between $6.5 million and $7.0 million and amortization of intangible assets to be $0.3 million. These amounts and the related income tax amounts are excluded from Palm’s second quarter of fiscal year 2007 outlook on a non-GAAP basis.

For the remainder of the year, Palm said it will balance top-line growth and market share over profitability. In view of dynamic market conditions, including Palm’s launch of new products and expansion into new geographies, the company is not reaffirming previous annual guidance at this time, and is providing guidance only for the second quarter.

Highlights of the Quarter

During the first quarter of fiscal year 2007, the company accomplished the following:

•	Announced a relationship with Vodafone Group, Europe’s largest carrier, and many of its European operating companies, to expand Treo(TM) sales in Europe as part of Palm’s corporate objective to grow the Treo market presence outside the United States. (Following the quarter’s close, Palm announced the availability of a new Treo 750v smartphone, running on Vodafone’s 3G/UMTS network and using the Windows Mobile 5.0 Pocket PC Phone Edition operating system);

•	Shipped the Treo 700wx to Sprint in the United States, expanding the Treo 700w family of Windows Mobile-based products;

•	Launched BlackBerry Connect for the Treo 650 smartphone with Cingular Wireless in the United States, Vodafone in Australia and Movistar in Spain;

•	Launched the Treo 650 in Peru on the Claro network; and

•	Established a new carrier relationship with the UK carrier 02.

INVESTORS’ NOTE: The company will hold a conference call for the public today at 2 p.m. Pacific/ 5 p.m. Eastern to discuss matters covered in this news release. The dial-in number is 800.818.5264 for callers within the United States and 913.981.4910 for international callers. No passcode is required. A replay of the conference call will be available through Oct. 5, beginning today at approximately 6 p.m. Pacific. The dial-in numbers for the replay are 888.203.1112 for callers within the United States and 719.457.0820 for international callers, passcode 1936471. The live conference call and slide presentation will be available over the Internet by logging onto the investor relations section of Palm’s website at http://ir.Palm.com. An audio replay and text transcript of the conference call also can be accessed at the same URL beginning today at approximately 6 p.m. Pacific.

NON-GAAP FINANCIAL MEASURES: Palm utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall business performance, for making operating decisions and for forecasting and planning future periods. Palm considers the use of non-GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. Ongoing operations are the ongoing revenue and expenses of the business, excluding certain costs that Palm does not anticipate to recur on a quarterly basis. While Palm uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, Palm does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, Palm believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. In assessing its business during the first quarters of fiscal years 2007 and 2006, Palm excluded or adjusted items in the following general categories, each of which are described below:

Acquisition-related Expenses. Palm excluded amortization of intangible assets resulting from acquisitions to allow more accurate comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Palm has completed the acquisition of Handspring and the acquisition of the Palm(R) brand, which resulted in operating expenses that would not otherwise have been incurred. Palm believes that providing non-GAAP information for amortization of intangible assets allows the users of its financial statements to review both the GAAP expenses in the period, as well as the non-GAAP expenses, thus providing for enhanced understanding of historic and future financial results and facilitating comparisons to peer companies. Additionally, had Palm internally developed these intangible assets, the amortization of intangible assets would have been expensed historically, and Palm believes the assessment of its operations excluding these costs is relevant to the assessment of internal operations and comparisons to industry performance.

Stock-based Compensation. Palm believes that the exclusion of non-cash stock-based compensation allows for more accurate comparisons of its operating results to peer companies. Further, Palm believes that excluding stock-based compensation expense allows for a more accurate comparison of its financial results to previous periods. In addition, Palm prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure.

Income Tax Provision Expense. Palm believes that assuming a 40 percent effective tax rate on a non-GAAP basis provides an appropriate prospect for the future.

Each of the non-GAAP financial measures described above, and used in this press release, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measure reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future. In addition, other companies, including other companies in our industry, may calculate non-financial measures differently than the Company does, limiting their usefulness as a comparative tool. Palm compensates for these limitations by providing specific information in the reconciliation included in this press release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Palm evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding: Palm’s expected second quarter of fiscal year 2007 revenue, gross margin, operating expenses, tax rate, earnings per share, stock-based compensation expense and amortization of intangible assets; Palm’s fiscal year 2007 revenue growth, market share and profitability; marketplace demands; Palm’s worldwide reach; and Palm’s outlook for the second quarter of fiscal year 2007. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including, without limitation, the following: fluctuations in the demand for Palm’s existing and future products and services and growth in Palm’s industries and markets; Palm’s ability to meet the expectations of securities analysts or investors; Palm’s ability to introduce new products and services successfully and in a cost-effective and timely manner; possible defects in products and technologies developed; Palm’s dependence on wireless carriers and ability to meet wireless carrier certification requirements; Palm’s reliance on a concentrated number of significant customers; Palm’s ability to compete with existing and new competitors; Palm’s ability to forecast demand for its products; Palm’s reliance on third parties to sell and distribute its products; Palm’s dependence on third parties to design, manufacture, distribute, warehouse and support its products; Palm’s ability to timely and cost-effectively obtain components and elements of its technology from suppliers; Palm’s ability to obtain other key technology from third parties free from errors and defects, integrate it with Palm’s products and meet certification requirements, all on a timely basis; risks associated with international sales and operations; the impact of increasingly stringent laws, standards and other regulatory requirements; and Palm’s ability to utilize its net operating losses. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Palm’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 2, 2006. Palm undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

CAUTIONARY NOTE REGARDING REPORTED SELL-THROUGH: Palm records revenues for its smartphone products based on sell-in to carriers and other distributors. To facilitate investors’ understanding of end-user demand for the company’s products, Palm also reports smartphone sell-through information in this press release and its earnings conference calls. Palm relies on reports from carriers and other distributors for its smartphone sell-through and inventory information. This information is subject to variance, and Palm can not ensure investors of its accuracy.

About Palm, Inc.

Palm, Inc., a leader in mobile computing, strives to put the power of computing in people’s hands so they can access and share their most important information. The company’s products for consumers, mobile professionals and businesses include Palm(R) Treo(TM) smartphones, Palm handheld computers, Palm LifeDrive(TM) mobile managers, as well as software, services and accessories.

Palm products are sold through select Internet, retail, reseller and wireless operator channels throughout the world, and at Palm Retail Stores and Palm online stores (http://www.palm.com/store).

More information about Palm, Inc. is available at http://www.palm.com.

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(1)	GAAP stands for Generally Accepted Accounting Principles.

Palm, Treo and LifeDrive are among the trademarks or registered trademarks owned by or licensed to Palm, Inc. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

Palm, Inc.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	August 31, 2006	August 31, 2005
Revenues	$355,773	$342,200
Cost of revenues (*)	224,487	237,849

	131,286	104,351
Operating expenses:
Sales and marketing (*)	52,932	45,517
Research and development (*)	40,845	29,030
General and administrative (*)	13,760	9,216
Amortization of intangible assets	340	2,278

Total operating expenses	107,877	86,041

Operating income	23,409	18,310
Interest and other income (expense), net	5,438	1,703

Income before income taxes	28,847	20,013
Income tax provision	12,344	1,836

Net income	$16,503	$18,177

Net income per share:
Basic	$0.16	$0.18

Diluted	$0.16	$0.18

Shares used in computing per share amounts:
Basic	103,347	99,254
Diluted	104,590	103,613

(*)	Prior to June 1, 2006, the Company accounted for stock-based compensation expense under APB No. 25, Accounting for Stock Issued to Employees, which measured stock-based compensation expense using the intrinsic value method. As of June 1, 2006, the Company accounts for stock-based compensation expense under SFAS No. 123(R), Share-Based Payment, which requires stock-based compensation expense to be recognized based on grant date fair value. Periods prior to June 1, 2006, have not been restated to conform with the provisions of SFAS No. 123(R).

Amortization of stock-based compensation:

Cost of revenues	$604	$5
Sales and marketing	1,654	216
Research and development	2,510	64
General and administrative	1,906	311

	$6,674	$596

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

Certain prior period amounts have been reclassified for current year presentation.

All share and per share amounts referred to in this press release have been adjusted to reflect the two-for-one stock split in the form of a stock dividend, effective March 14, 2006.

Palm, Inc.

Reconciliation of GAAP Items to Non-GAAP Items

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	August 31, 2006	August 31, 2005
Net income, as reported	$16,503	$18,177

Adjustments:
Stock-based compensation	6,674	596
Amortization of intangible assets	340	2,278
Income tax provision	(2,000)	(7,319)

Net income, non-GAAP	$21,517	$13,732

	Three Months Ended
	August 31, 2006	August 31, 2005
Net income per share:
Basic, as reported	$0.16	$0.18
Adjustments	0.05	(0.04)

Basic, non-GAAP	$0.21	$0.14

Diluted, as reported	$0.16	$0.18
Adjustments	0.05	(0.05)

Diluted, non-GAAP	$0.21	$0.13

Shares used in computing per share amounts:
Basic, as reported	103,347	99,254

Diluted, as reported	104,590	103,613

The above non-GAAP amounts have been adjusted to eliminate amortization of stock-based compensation and amortization of intangible assets, and for the related income tax provision on a non-GAAP basis of 40%.

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

All share and per share amounts referred to in this press release have been adjusted to reflect the two-for-one stock split in the form of a stock dividend, effective March 14, 2006.

Palm, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value amounts)

(Unaudited)

	August 31, 2006	May 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$127,565	113,461
Short-term investments	400,304	405,433
Accounts receivable, net of allowance for doubtful accounts of $4,810 and $4,801, respectively	168,130	204,337
Inventories	51,875	58,010
Deferred income taxes	135,139	153,854
Investment for committed tenant improvements	3,928	3,967
Prepaids and other	9,732	10,937

Total current assets	896,673	949,999

Land held for sale	60,000	60,000
Property and equipment, net	25,952	22,990
Goodwill	167,352	166,538
Intangible assets, net	25,443	25,783
Deferred income taxes	265,883	260,713
Other assets	1,507	1,499

Total assets	$1,442,810	$1,487,522

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$147,327	$184,501
Income taxes payable	48,576	50,021
Accrued restructuring	6,221	7,209
Provision for committed tenant improvements	3,928	3,967
Current portion of long-term convertible debt	35,000	35,000
Other accrued liabilities	185,662	216,374

Total current liabilities	426,714	497,072

Non-current liabilities:
Non-current liabilities	6,653	6,545

Stockholders’ equity:
Preferred stock, $.001 par value, 125,000 shares authorized; none outstanding	—	—
Common stock, $.001 par value, 2,000,000 shares authorized; outstanding: 103,585 shares and 103,469 shares, respectively	104	103
Additional paid-in capital	1,480,200	1,475,319
Unamortized deferred stock-based compensation	—	(2,752)
Accumulated deficit	(471,578)	(488,081)
Accumulated other comprehensive income (loss)	717	(684)

Total stockholders’ equity	1,009,443	983,905

Total liabilities and stockholders’ equity	$1,442,810	$1,487,522

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

Certain prior balances have been reclassified to conform to current year presentation.

All share and per share amounts referred to in this press release have been adjusted to reflect the two-for-one stock split in the form of a stock dividend, effective March 14, 2006.

Palm, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	August 31, 2006	August 31, 2005
Cash flows from operating activities:
Net income	$16,503	$18,177
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation	2,974	3,976
Amortization of stock-based compensation	6,674	596
Amortization of intangible assets	340	2,278
Deferred income taxes	11,792	(577)
Realized gain on sale of equity investments	(6)	—
Excess tax benefit related to stock-based compensation	569	—
Changes in assets and liabilities:
Accounts receivable	36,207	11,671
Inventories	6,135	(2,724)
Prepaids and other	1,103	(570)
Accounts payable	(37,174)	3,276
Income taxes payable	(1,001)	457
Accrued restructuring	(988)	(1,204)
Other accrued liabilities	(22,265)	13,118

Net cash provided by operating activities	20,863	48,474

Cash flows from investing activities:
Purchase of property and equipment	(5,936)	(6,906)
Purchase of short-term investments	(194,337)	(71,351)
Sale of short-term investments	200,942	42,036

Net cash provided by (used in) investing activities	669	(36,221)

Cash flows from financing activities:
Proceeds from issuance of common stock; employee stock plans	641	7,180
Excess tax benefit related to stock-based compensation	(569)	—
Repayment of debt	(7,500)	—

Net cash provided by (used in) financing activities	(7,428)	7,180

Change in cash and cash equivalents	14,104	19,433
Cash and cash equivalents, beginning of period	113,461	128,164

Cash and cash equivalents, end of period	$127,565	$147,597

Other cash flow information:
Cash paid for income taxes	$995	$241

Cash paid for interest	$882	$883

Palm’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

Certain prior balances have been reclassified to conform to current quarter presentation.

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